Exhibit 10.3

PRESIDENCY OF THE REPUBLIC	REPUBLIC OF GUINEA

GENERAL SECRETARIAT	Work — Justice - Solidarity
OF GOVERNMENT

DECREE D/2017/ 087 /PRG/SGG

CONCERNING APPROVAL OF THE THIRD AMENDMENT TO THE HYDROCARBONS PRODUCTION SHARING CONTRACT BETWEEN THE REPUBLIC OF GUINEA, THE SCS CORPORATION LTD (A SUBSIDIARY OF HYPERDYNAMICS CORPORATION) AND THE SOUTH ATLANTIC PETROLEUM LIMITED COMPANY (SAPETRO)

THE PRESIDENT OF THE REPUBLIC

In view of	The Constitution;

In view of	Law L/2016/075/AN of December 30, 2016, concerning the financial governance of Public Enterprises and Facilities in the Republic of Guinea;

In view of

Ordinance N°119/PRG(1) of September 23, 1986, concerning the Petroleum Code of the Republic of Guinea (Code of reference for the Hydrocarbons Production Sharing Contract between the Republic of Guinea and SCS Corporation Ltd.);

In view of	Decree D/2015/226/PRG/SGG of December 26, 2015, concerning the nomination of the Prime Minister, Head of Government;

In view of	Decree D/2015/227/PRG/SGG of December 30, 2015, concerning the structure of the Government;

In view of	Decree D/2016/003/PRG of January 04, 2016, concerning the nomination of members of the Government;

In view of	Decree D/2015/165/PRG/SGG of August 29, 2015, concerning the Creation, Bylaws, Mission, Powers and Organization of the Office National des Pétroles (ONAP - National Petroleum Office);

In view of	Decree D/2016/007/PRG/SGG of January 9, 2016, concerning the nomination of the General Manager of the Office National des Pétroles (ONAP);

In view of

The Hydrocarbons Production Sharing Contract signed on September 22, 2006, between the Republic of Guinea and the SCS Corporation Ltd, as amended by the First Amendment dated March 25, 2010, and the Second Amendment dated September 14, 2016;

In view of	The Tripartite Protocol signed on March 10, 2017, between the Republic of Guinea, the SCS Corporation Ltd Firm and the South Atlantic Petroleum Limited Company;

In view of

The Third Amendment to the Hydrocarbons Production Sharing Contract between the Republic of Guinea, the SCS Corporation Ltd Company and the South Atlantic Petroleum Limited Company, dated April 12, 2017;

In view of

The Hydrocarbons Production Sharing Contract signed on September 22, 2006, between the Republic of Guinea and the SCS Corporation Ltd Company, as amended by the First Amendment dated March 25, 2010 and the Second Amendment dated September 14, 2017;

In view of	The Tripartite Protocol signed on March 10, 2017, between the Republic of Guinea, the SCS Corporation Ltd Firm and the South Atlantic Petroleum Limited Company;

In view of

The Third Amendment to the Hydrocarbons Production Sharing Contract between the Republic of Guinea, the SCS Corporation Ltd Company and the South Atlantic Petroleum Limited Company, dated April 12, 2017;

On the proposition of the General Manager of ONAP ;

DECREES

Article 1:

The Third Amendment to the Hydrocarbons Production Sharing Contract between the Republic of Guinea, the SCS Corporation Ltd Company and the South Atlantic Petroleum Limited Company, dated April 12, 2017, is approved;

Article 2:	This Decree, which takes effect as of the date it is signed, shall be recorded and published in the Journal Officiel de la Republique (“Official Journal of the Republic”)

Conakry, dated 21 APRIL 2017

Professor Alpha CONDE

PRG(1) = President de la République de Guinée (“President of the Republic of Guinea”)

SGG = General Secretariat of Government